Filed Pursuant to Rule 497(e)
1933 Act: 002-90810
1940 Act: 811-04010

OCM Mutual Fund

February 4, 2009

Supplement to the Statement of Additional Information
dated March 28, 2008

Portfolio Manager

The section of the Statement of Additional Information labeled “Portfolio Managers” is revised in its entirety to read as follows:

“Portfolio Manager

        The portfolio manager to the Fund has responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of November 30, 2007.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Gregory M. Orrell	--	--	3	--	--	--
			$23,685,875

        The portfolio manager is also responsible for managing other accounts, including separate accounts and unregistered funds. To mitigate any potentially conflicting investment strategies of accounts, the portfolio manager typically manages accounts with similar investment strategies to the Fund. Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by the investment adviser to the Fund (the “Adviser”) or one of its affiliates in an account and certain trading practices used by the portfolio manager (for example, cross trades between the Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of the portfolio manager to cross trade securities between the Fund and a separate account and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

        The portfolio manager is compensated in various forms. The following table outlines the forms of compensation paid to the portfolio manager as of November 30, 2007.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Gregory M. Orrell	Annual Salary	Orrell Capital	The board of directors of Orrell Capital
		Management, Inc.	Management, Inc., which includes Gregory M.
Orrell, determines his salary on an annual
basis, and it is a fixed amount throughout
the year. It is not based on the
performance of the Fund or on the value of
the assets held in the Fund’s portfolio.
	Bonus	Orrell Capital	As part of Gregory M. Orrell’s compensation,
		Management, Inc.	he may receive a bonus based on the
financial condition of Orrell Capital
Management, Inc. This amount is not directly
related to the pre- or post-tax performance
of the Fund, but is based to some degree on
the value of assets held in the Fund because
the bonus is based on Orrell Capital
Management’s assets under management, which
include the assets of the Fund, and on the
profitability of Orrell Capital Management,
which profitability is affected by the
advisory fee that the Fund pays to Orrell
Capital Management, which is tied to the
value of the Fund’s assets.

        The dollar range of shares of the Fund beneficially owned by Mr. Orrell as of November 30, 2007 is $500,001-$1,000,000.

* * *

The date of this Supplement is February 4, 2009.

Please retain this Supplement for future reference.